UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 28, 2016, Vocera Communications, Inc. (the “Company”) reported its financial results for the quarter ended June 30, 2016. A copy of the press release issued by the Company is furnished as Exhibit 99.01 to this report.

The information furnished with Item 2.02 of this report, including Exhibit 99.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2016, Brian D. Ascher, a Class II director whose term expires at the Company’s 2017 annual meeting of stockholders, provided the Company with his resignation, effective immediately. Mr. Ascher has advised the Company that his decision to resign was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On July 27, 2016, the Company’s Board of Directors (the “Board”) appointed Alexa King to the Board as a Class II director and to the Compensation and Governance and Nominating Committees, effective July 27, 2016.

There is no arrangement or understanding with any person pursuant to which Ms. King was appointed as a member of the Board. There are also no family relationships between Ms. King and any director or executive officer of the Company, and Ms. King has no direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. King will receive cash compensation in accordance with the Company’s existing compensation policy for non-employee directors, which is described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2016. The Company also intends to enter into its standard form of indemnification agreement with Ms. King. A form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 1, 2011.

A copy of the press release announcing Mr. Ascher’s resignation and Ms. King’s appointment is attached as Exhibit 99.02 to this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.01	Press release dated July 28, 2016 regarding the Company’s financial results for the quarter ended June 30, 2016.

99.02	Press release dated July 28, 2016 regarding the resignation of Mr. Ascher and the appointment of Ms. King to the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

Date: July 28, 2016	By:	/s/ Justin Spencer
Justin Spencer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release dated July 28, 2016 regarding the Company’s financial results for the quarter ended June 30, 2016.

99.02	Press release dated July 28, 2016 regarding the resignation of Mr. Ascher and the appointment of Ms. King to the Company’s Board of Directors.

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